Exhibit 32

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gas Natural Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2012 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Richard M. Osborne, Principal Executive Officer of the Company, and I, Thomas J. Smith, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard M. Osborne
Richard M. Osborne
CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER)

/s/ Thomas J. Smith
Thomas J. Smith
CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL ACCOUNTING OFFICER)

August 22, 2012